                                                                   Exhibit 99.20

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-10

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 10-A1 ...   $   13.87461475             Class 10-M ....   $    3.34299574
Class 10-A2 ...   $    0.00000000             Class 10-B1 ...   $    3.34299200
Class 10-A3 ...   $    0.00000000             Class 10-B2 ...   $    3.34299200
Class 10-A4 ...   $   16.25301114             Class 10-B3 ...   $    3.34300178
Class 10-A5 ...   $    0.00086146             Class 10-B4 ...   $    3.34300319
Class 10-PO ...   $    4.10981562             Class 10-B5 ...   $    3.34298126
                                              Class 10-R ....   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 10-A1 ...   $    8.01334249             Class 10-M ....   $    0.00000000
Class 10-A2 ...   $    0.00000000             Class 10-B1 ...   $    0.00000000
Class 10-A3 ...   $    0.00000000             Class 10-B2 ...   $    0.00000000
Class 10-A4 ...   $    9.38699539             Class 10-B3 ...   $    0.00000000
Class 10-A5 ...   $    0.00049754             Class 10-B4 ...   $    0.00000000
Class 10-PO ...   $    2.37364141             Class 10-B5 ...   $    0.00000000
                                              Class 10-R ....   $    0.00000000

     iii) The amount of such distribution to the

          Certificateholders of each class, allocable to
          Interest:

Class 10-A1 ...   $    5.14562193             Class 10-B1 ...   $    5.49753600
Class 10-A2 ...   $    5.62500000             Class 10-B2 ...   $    5.49753600
Class 10-A3 ...   $    5.62500034             Class 10-B3 ...   $    5.49753108
Class 10-A4 ...   $    5.39999526             Class 10-B4 ...   $    5.49753994
Class 10-A5 ...   $    5.37637630             Class 10-B5 ...   $    5.49752430
Class 10-PO ...   $    0.00000000             Class 10-S ....   $    4.22125446
Class 10-M ....   $    5.49753198             Class 10-R ....   $    5.60000000

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          22,134.18

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $118,681,096.94

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                397

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 10-A1 ...      $ 38,292,864.84               900.90
                    Class 10-A2 ...      $ 22,370,000.00             1,000.00
                    Class 10-A3 ...      $ 14,511,000.00             1,000.00
                    Class 10-A4 ...      $ 19,908,324.24               943.75
                    Class 10-A5 ...      $ 18,806,307.73               955.80
                    Class 10-PO ...      $    528,422.89               966.53
                    Class 10-M ....      $  1,827,215.96               974.00
                    Class 10-B1 ...      $    608,747.32               974.00
                    Class 10-B2 ...      $    608,747.32               974.00
                    Class 10-B3 ...      $    548,359.60               974.00
                    Class 10-B4 ...      $    304,860.66               974.00
                    Class 10-B5 ...      $    366,146.38               974.00
                    Class 10-S ....      $104,743,515.22             1,000.00
                    Class 10-R ....      $        100.00                 0.00

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
             Number                 2       Principal Balance   $    622,768.52
                (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                (3)  90 days or more
             Number                 0       Principal Balance   $          0.00

            (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 10-S: ...............          0.599401%

     xi)  The Senior Percentage for such Distribution Date;           96.407460%

          The Junior Percentage for such Distribution Date;            3.592540%

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%